SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 15, 2013, pursuant to that certain Asset Purchase Agreement, dated February 8, 2013, by and among IES Renewable Energy, LLC, a Delaware limited liability company (“IES Renewable”), an indirect wholly-owned subsidiary of Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), and a group of entities operating under the name of Acro Energy: Residential Renewable Technologies, Inc., Energy Efficiency Solar, Inc. and Lonestar Renewable Technologies Acquisition Corp., successor by way of amalgamation with Acro Energy Technologies Corp. (collectively, “Acro”), IES Renewable closed its previously announced acquisition of certain assets and liabilities from Acro, in connection with the Acro’s turn-key residential solar integration business.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 14, 2013.

This Current Report on Form 8-K/A amends the Company’s Current Report on Form 8-K filed on February 19, 2013. This amendment is being filed solely to furnish pro forma information with respect to the Company’s acquisition of certain assets and liabilities from Acro.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Lonestar Renewable Technologies Corp., as of December 31, 2012 and 2011 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C., are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The audited consolidated financial statements of Acro Energy Technologies Corp., as of December 31, 2011 and 2010 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C., are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations data for the year ended September 30, 2012 and for the three months ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet data as of December 31, 2012, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Calvetti, Ferguson & Wagner, P.C.

Exhibit 23.2	Consent of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.1	Audited consolidated financial statements of Lonestar Renewable Technologies Corp., as of December 31, 2012 and 2011 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.2	Audited consolidated financial statements of Acro Energy Technologies Corp., as of December 31, 2011 and 2010 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Integrated Electrical Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: May 1, 2013	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Calvetti, Ferguson & Wagner, P.C.

Exhibit 23.2	Consent of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.1	Audited consolidated financial statements of Lonestar Renewable Technologies Corp., as of December 31, 2012 and 2011 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.2	Audited consolidated financial statements of Acro Energy Technologies Corp., as of December 31, 2011 and 2010 and for each of the years then ended, the notes thereto and the related independent auditors’ report of Calvetti, Ferguson & Wagner, P.C.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Integrated Electrical Services, Inc.